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                      ROYAL LIFE INSURANCE COMPANY OF AMERICA

                                 POWER OF ATTORNEY

                                  Gregory A. Boyko
                                  John P. Ginnetti
                                    Lynda Godkin
                                  Thomas M. Marra
                                  Lowndes A. Smith
                                Raymond P. Welnicki
                                Lizabeth H. Zlatkus

do hereby jointly and severally authorize Lynda Godkin, Marianne O'Doherty, and Thomas S. Clark to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Royal Life Insurance Company of America under the Securities Act of 1933 and/or the Investment Company Act of 1940.



/s/ Gregory A. Boyko                           Dated as of September 15, 1998
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Gregory A. Boyko

/s/ John P. Ginnnetti                          Dated as of September 15, 1998
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John P. Ginnnetti

/s/ Lynda Godkin                               Dated as of September 15, 1998
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Lynda Godkin

/s/ Thomas M. Marra                            Dated as of September 15, 1998
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Thomas M. Marra

/s/ Lowndes A. Smith                           Dated as of September 15, 1998
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Lowndes A. Smith

/s/ Raymond P. Welnicki                        Dated as of September 15, 1998
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Raymond P. Welnicki

/s/ Lizabeth H. Zlatkus                        Dated as of September 15, 1998
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Lizabeth H. Zlatkus